Delinquencies
Per Servicer
CURRENT
30
60
90+
Total
Count
UPB
Count
UPB
Count
UPB
Count
UPB
Count
UPB
Delinquent
N/A
N/A
88
$12,826,699.29
21
$2,456,918.06
9
$635,858.91
118
$15,919,476.26
Foreclosure
0
$0.00
0
$0.00
6
$1,031,645.94
44
$6,123,488.43
50
$7,155,134.37
Bankruptcy
17
$1,399,416.82
0
$0.00
0
$0.00
8
$1,345,212.55
25
$2,744,629.37
REO
N/A
N/A
0
$0.00
0
$0.00
3
$202,639.38
3
$202,639.38
FB(Contractual)
0
$0.00
0
$0.00
0
$0.00
0
$0.00
0
$0.00
Total
17
$1,399,416.82
88
$12,826,699.29
27
$3,488,564.00
64
$8,307,199.27
196
$26,021,879.38
Trustee
Per Servicer
CURRENT
30
60
90+
Total
Count
UPB
Count
UPB
Count
UPB
Count
UPB
Count
UPB
Delinquent
Foreclosure
Bankruptcy
REO
FB(Contractual)
Total
0
$0.00
Trustee Report
Foreclosure Top 5 States
State
Count
UPB
% of Total UPB
Average Days In Foreclosure
State Average
CA
10
$2,816,534.00
0.48%
51.2
117
TX
4
$267,641.46
0.04%
30.0
97
OH
4
$478,617.85
0.08%
76.0
217
MI
4
$349,717.05
0.06%
46.5
240
GA
3
$448,739.79
0.07%
27.3
37
Default Summary Dashboard (OTS)
Date: 9/26/2005 3:35:15 PM Deal Number: SASCO 2005-NC1 Report As of: 8/30/2005
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